SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 16, 2003



     Delaware                2UOnline.com, Inc.               52-2132622
 (State or other              (Exact name of               (I.R.S. Employer
 jurisdiction of           registrant as specified        Identification No.)
 incorporation or              in its charter)
   organization)

    1288 Alberni Street, Suite 806, Vancouver,                  V6E 4N5
           British Columbia, Canada                           (Zip Code)
    (Address of principal executive offices)

                              (604) 664-0484
           (Registrant's telephone number, including area code)



       (Former name or former address, if changed since last report)



                              Deron M. Colby, Esq.
                                  MC Law Group
                          4100 Newport Place, Suite 830
                         Newport Beach, California 92660
                                 (949) 250-8655
                            Facsimile: (949) 250-8656





ITEM 2. ACQUISITION OF ASSETS.

2UOnline.com, Inc. (TOUO: OTC BB) has reached an agreement to acquire the "Miss Beverly Hills" entity from Atlantis Cay Ltd. Atlantis Cay Ltd. operates and owns the "Miss Beverly Hills" brand and MissBeverlyHills.com website designed as a private labeling, beauty pageant, and marketing company. The company will issue 10,000,000 Rule 144 restricted shares to Atlantis Cay Ltd. and its agents as consideration for the" Miss Beverly Hills" entity. Atlantis Cay Ltd. will provide 2UOnline.com, Inc.with previously generated marketing materials, video, photographs and other intellectual property and business items which will assist 2UOnline.com, Inc. in operating the "Miss Beverly Hills" entity.



ITEM 7.  EXHIBITS.

(c)  Exhibits

Exhibit No.        Description
-----------        -----------
None



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned, thereunto duly authorized.

                                             2UOnline.com, Inc.


DATED:  January 17, 2003            By:  /s/ _R. Klein____
                                              Robert Klein, President